EXHIBIT INDEX
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Exhibit No.                        Title                               Page
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 3.            Articles of Incorporation and By-Laws

     A.          Restated Certificate of Incorporation
                 is incorporated herein by reference
                 to Exhibit 3A of the Company's 1987
                 Annual Report on Form 10-K.

     B.          By-Laws, amended as of October 24, 1994.


 4.            Instruments Defining Rights of Security
               Holders, Including Indentures

     A.          Restated Certificate of Incorporation
                 and By-Laws set forth in Exhibit Nos.
                 3A and 3B, above.

     B.          Indenture relating to the Company's
                 12-7/8% notes due 2014 is incorpor-
                 ated herein by reference to Exhibit
                 No. 4C to the Company's 1984 Annual
                 Report on Form 10-K.

     C.          Rights Agreement relating to Rights
                 distributed to holders of the Company's
                 Stock, amended as of May 11, 1989, is
                 incorporated herein by reference to
                 Exhibit 4C to the Company's 1989 Annual
                 Report on Form 10-K.

     D.          Agreement to furnish to the Securities
                 and Exchange Commission upon request a
                 copy of the Note Agreement relating to
                 the Company's 9.40% Notes Due October 30,
                 1996 is incorporated herein by
                 reference to Exhibit 4E of the Company's
                 1987 Annual Report on Form 10-K.

     E.          Agreement to furnish to the Securities
                 and Exchange Commission upon request a
                 copy of the Note Agreement relating to
                 the Company's 9.89% Notes and 10.45%
                 Notes due August 23, 1994 and May 15,
                 1999, respectively, is incorporated
                 herein by reference to Exhibit 4F of
                 the Company's 1988 Annual Report on
                 Form 10-K.

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     F.          Agreement to furnish to the Securities
                 and Exchange Commission upon request a
                 copy of the $150,000,000 Credit Agreement dated as of July 26, 1991 is incorporated herein by reference to Exhibit No. 4F to the Company's 1991 Annual Report on Form
                 10-K.

     G. Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock is incorporated herein by reference to Exhibit No. 3.1 to the Company's Form 8-K Current Report dated September 6, 1991.

     H. Indenture related to the Company's $100,000,000 of 9.0% Sinking Fund Debentures due 2022 is incorporated herein by reference to Exhibit No. 4A to the Company's Form 10-Q Quarterly Report for the quarter ended
                 March 31, 1992.

     I.          The Company's Registration Statement No.
                 33-51613, as filed on Form S-3 on January 6,
                 1994, with respect to its Medium Term Note
                 Program for issuance of unsecured debt up to $100,000,000 and the Prospectus and Prospectus Supplement, both dated and filed June 14, 1994, with respect thereto are incorporated by reference.

     J. Indenture dated January 12, 1994, between the Company and Morgan Guaranty Trust Company of New York, as Trustee, related to the Company's $100,000,000 of unsecured medium term notes registered under Registration No. 33-51613 is incorporated by reference to the Company's Report on Form 10-Q for the quarterly period ended December 31, 1993.

     K.          The Company's Registration Statement No.
                 33-54045 as filed on Form S-8 on June 8,
                 1994, with respect to its Stock-Based
                 Incentive Compensation Plan is incorporated by reference.

     L. Pricing Supplements Nos. 1 and 2, dated August 8, 1994, as filed on August 9, 1994, to Registration No. 33-51613 with respect to issuance of $15,000,000 of debt under the Company's $100,000,000 Medium Term Note Program is incorporated by reference.

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     M.          Pricing Supplements Nos. 3 and 4, dated
                 September 12, 1994, as filed on September 13, 1994 to Registration No. 33-51613 with respect to issuance of $15,000,000 of debt under the Company's $100,000,000 Medium Term Note Program is incorporated by reference.

     N. Pricing Supplement No. 5 dated September 21, 1994 as filed on September 22, 1994 to Registration No. 33-51613 with respect to the issuance of $10,000,000 of debt under the Company's $100,000,000 Medium Term Note Program is incorporated by reference.

     O.          Pricing Supplement No. 6 dated October 5,
                 1994 as filed on October 6, 1994 to
                 Registration No. 33-51613 with respect to issuance of $10,000,000 of debt under the Company's $100,000,000 Medium Term Note
                 Program is incorporated by reference.

     P.          Pricing Supplements Nos. 7 and 8 dated
                 June 15, 1995 as filed on June 19, 1995
                 to Registration No. 33-51613 with respect to issuance of $30,000,000 of debt under the Company's $100,000,000 Medium Term
                 Note Program is incorporated by reference.

10.            Material Contracts

     A.          Supplemental Retirement Plan for Executive
                 Officers, amended as of September 8, 1988, is incorporated herein by reference to Exhibit No. 10A to the Company's 1990
                 Annual Report on 10-K.

     B. Management and Officers Capital Appreciation Plan, an Incentive Stock Option Plan, amended as of August 9, 1990, is incorporated herein by reference to Exhibit No. 10B to the Company's 1990 Annual Report on Form 10-K.

     C. Incentive Stock Option Plan for Officers and Key Employees, amended as of August 9, 1990, is incorporated herein by reference to Exhibit No. 10C to the Company's 1990
                 Annual Report on Form 10-K.

     D. Directors Retirement Plan is incorporated herein by reference to Exhibit No. 10E to the Company's 1983 Annual Report on Form 10-K.

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     E.          Deferred Compensation Plan for Nonmanagement
                 Directors of Carpenter Technology Corporation, amended as of December 13, 1984, is incorpor-ated by reference to Exhibit No. 10F to the Company's 1985 Annual Report on Form 10-K.

     F. Deferred Compensation Plan for Corporate and Division Officers of Carpenter Technology Corporation, amended as of December 13, 1984, is incorporated by reference to Exhibit No. 10G to the Company's 1985 Annual Report on Form 10-K.

     G.          Executive Annual Compensation Plan is
                 incorporated herein by reference to
                 Exhibit No. 10G to the Company's 1990
                 Annual Report on Form 10-K.

     H.          Non-Qualified Stock Option Plan For
                 Non-Employee Directors is incorporated
                 herein by reference to Exhibit No. 10H
                 to the Company's 1990 Annual Report on
                 Form 10-K.

     I.          Officers' Supplemental Retirement Plan of
                 Carpenter Technology Corporation is
                 incorporated herein by reference to Exhibit
                 10I to the Company's 1990 Annual Report on
                 Form 10-K.

     J. Trust Agreement between the Company and the Chase Manhattan Bank, N.A. dated September 11, 1990 relating, in part, to the Supplemental Retirement Plan for Executive Officers, Deferred Compensation Plan for Corporate and Division Officers of Carpenter Technology Corporation and the Officers' Supplemental Retirement Plan of Carpenter Technology Corporation, set forth in Exhibits Nos. 10A, 10F and 10I, above is incorporated herein by reference to Exhibit No. 10J to the Company's 1990 Annual Report on Form 10-K.

     K.          Carpenter Technology Corporation Employee
                 Stock Ownership Plan, effective as of
                 September 6, 1991, is incorporated herein by reference to Exhibit No. 10.1 to the Company's Form 8-K Current Report dated
                 September 6, 1991.

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     L.          Carpenter Technology Corporation Employee
                 Stock Ownership Plan Trust Agreement dated
                 September 6, 1991, between the Company and
                 State Street Bank and Trust Company, not in its individual capacity, but solely in its capacity as the Trustee, is incorporated herein by reference to Exhibit No. 10.2 to the Company's Form 8-K Current Report dated September 6, 1991.

     M. Stock Purchase Agreement dated September 6, 1991, between the Company and State Street Bank and Trust Company, not in its indivi-dual capacity, but solely in its capacity as the Trustee, is incorporated herein by reference to Exhibit No. 10.3 to the Company's Form 8-K Current Report dated September 6, 1991.

     N. Stock Subscription and Investment Agreement and related letter agreement, both dated April 8, 1993, between Walsin Lihwa Corporation and the Company are incorporated by reference to Exhibit 1 of the Company's Current Report on Form 8-K, dated April 7, 1993.

     O.          Indemnification Agreements, adopted
                 April 28, 1993, in the form attached between the Company and each of the directors and the following executive officers; Robert W. Cardy, Donald C. Bristol, G. Walton Cottrell,
                 Nicholas F. Fiore, Robert W. Lodge and
                 John R. Welty.

     P. Stock-Based Incentive Compensation Plan for Officers and Key Employees, adopted June 22, 1993, is incorporated herein by reference to Appendix A to the 1993 Proxy Statement.

     Q. Stock Purchase Agreement dated July 28, 1993, between Carpenter Technology Corporation, Carpenter Investments, Inc. and the share-holders of Aceros Fortuna, S.A. de C.V. and Movilidad Moderna, S.A. de C.V. with respect to the purchase of all the capital stock of Aceros Fortuna and Movilidad Moderna is incorporated by reference to Exhibit 1 to the Company's Form 8-K Current Report dated
                 July 28, 1993.

     R.          Distribution Agreement dated January 12,
                 1994 among the Company, CS First Boston
                 Corporation and J. P. Morgan Securities
                 Inc. is incorporated by reference to
                 Exhibit 1 to the Company's Registration
                 Statement No. 33-51613.
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     S.          Special Severance Agreements dated                    E-7
                 April 3, 1995 were entered into with
                 Robert W. Cardy, Donald C. Bristol,
                 G. Walton Cottrell, Nicholas F. Fiore,
                 Robert W. Lodge, and John R. Welty in
                 the form attached hereto as Exhibit 10S.

11.            Statement re Computation of Per Share                   E-20
               Earnings

23.            Consent of Experts and Counsel                          E-22
                 Consent of Independent

24.            Power of Attorney                                       E-23

                 Powers of Attorney in favor of
                 G. Walton Cottrell or John R. Welty.

27.            Financial Data Schedule                                 E-35

99.            Additional Exhibits

                 1995 Proxy Statement, submitted to the
                 SEC via Edgar on September 26, 1995
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